Rule 497(E)-File Nos. 33-5819 and 811-5034
                                                                    Statement of
                                                          Additional Information
LANDMARK NATIONAL TAX FREE INCOME FUND                             April 3, 1995
LANDMARK NEW YORK TAX FREE INCOME FUND                as amended January 2, 1996
(Members of the LandmarkSM Family of                        CLASS A AND B SHARES
Funds)

     Each of Landmark National Tax Free Income Fund (the "National Fund") and Landmark New York Tax Free Income Fund (the "New York Fund" and together with the National Fund, the "Funds") is a series of Landmark Tax Free Income Funds (the "Trust"). The address and telephone number of the Trust are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679.

     FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                                                Page

The Funds                                                        2
Investment Objectives, Policies and Restrictions                 2
Performance Information                                          13
Determination of Net Asset Value;                                15
      Valuation of Securities;
      Additional Purchase and Redemption Information
Management                                                       18
Portfolio Transactions                                           26
Description of Shares, Voting Rights and Liabilities             27
Certain Additional Tax Matters                                   29
Independent Accountants and Financial Statements                 31
Appendix A                                                       32
Appendix B                                                       34
Appendix C                                                       39

     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus, dated April 3, 1995, by which shares of the Funds are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Funds' Distributor (see inside back cover for address and phone number).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                  1. THE FUNDS

     Landmark Tax Free Income Funds (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was known as "Landmark New York Tax Free Income Fund" until its name was changed effective October 21, 1993. This Statement of Additional Information describes Landmark National Tax Free Income Fund and Landmark New York Tax Free Income Fund, each of which is a separate series of the Trust. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated April 3, 1995, of the Trust by which shares of the Funds are offered.

     Citibank, N.A. ("Citibank" or the "Adviser") is investment adviser to each of the Funds. The Adviser manages the investments of the Funds from day to day in accordance with each Fund's investment objectives and policies. The selection of investments for the Funds and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

     The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Administrator"), the administrator of each Fund, supervises the overall administration of each Fund. The Board of Trustees of the Trust provides broad supervision over the affairs of the Funds. Shares of the Funds are continuously sold by LFBDS, the Funds' distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Shares of each Fund are sold at net asset value, plus, in the case of Class A Shares, a sales charge that may be reduced on purchases involving substantial amounts and that may be eliminated in certain circumstances. LFBDS receives a distribution fee from each Fund pursuant to a Distribution Plan adopted with respect to each class of shares of the Funds in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). LFBDS also receives a service fee from the assets of each Fund represented by Class B shares pursuant to the Distribution Plan adopted with respect to the Class B shares of the Funds.

               2. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

     The investment objectives of the LANDMARK NATIONAL TAX FREE INCOME FUND are to generate high levels of current income exempt from federal income taxes and to preserve the value of its shareholders' investment.

     The investment objectives of the LANDMARK NEW YORK TAX FREE INCOME FUND are to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and to preserve the value of its shareholders' investment.

     The investment objectives of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that either Fund will achieve its investment objectives.

                               INVESTMENT POLICIES

     As a fundamental policy, the Trust seeks to achieve the investment objective of the National Fund by investing in debt obligations consisting primarily (i.e., at least 80% of its assets under normal circumstances) of municipal bonds and notes and other debt instruments the interest on which is exempt from federal personal income taxes ("Municipal Obligations" or "tax-exempt securities"). As used in this Statement of Additional Information, the terms "Municipal Obligations" and "tax-exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is subject to the federal alternative minimum tax).

     As a fundamental policy, the Trust seeks to achieve the investment objective of the New York Fund by investing in debt obligations consisting primarily (i.e., at least 80% of its assets under normal conditions) of municipal bonds and notes and other debt instruments the interest on which is exempt from federal, New York State and New York City personal income taxes. These obligations are issued primarily by the State of New York, its political subdivisions, municipalities, agencies, instrumentalities or public authorities.

     Each Fund's investment policies are described in "Investment Information Investment Policies" in the Prospectus. The following supplements the information contained in the Prospectus concerning the investment objectives, policies and techniques of the Funds. For a general discussion of Municipal Obligations and the risks associated with investment therein, see Appendix A to this Statement of Additional Information. In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

     Except as otherwise stated, the following investment policies are not fundamental and may be changed by the Board of Trustees without approval by the Funds' shareholders.

FUTURES CONTRACTS

     A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

     While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when a Fund purchases or sells a futures contracts. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin". The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market", and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

     A Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

     Similarly, when it is expected that interest rates may decline, a Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

     Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if a Fund sells a futures contract to protect against losses in the debt securities held by the
Fund), at the same time the futures contracts limit any potential gain which might result from an increase in value of a hedged position.

     In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where a Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy and sell.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contracts was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Investments in futures contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if a Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

     Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits would have an adverse impact on a Fund's strategies involving futures.

     CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.

     Each Fund will comply with this CFTC requirement, and each Fund currently intends to adhere to the additional policies described below. First, an amount of cash or cash equivalents will be maintained by each Fund in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that a Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by a Fund not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract. Finally, a Fund will not invest in futures contracts to the extent that such investment would be inconsistent with such Fund's investment policies which provide that, under normal circumstances, the National Tax Free Income Fund will invest at least 80% of its assets in tax-exempt Municipal Obligations and the New York Tax Free Income Fund will invest at least 80% of its assets in triple tax-exempt Municipal Obligations.

     The ability of a Fund to engage in futures transactions may be limited by the current federal income tax requirement that less than 30% of a Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months. In addition, the use of futures contracts may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully discussed herein in the section entitled "Certain Additional Tax Matters".


WHEN-ISSUED SECURITIES

     Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the applicable Fund would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Adviser determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

VARIABLE AND FLOATING RATE OBLIGATIONS

     Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

     The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Fund through the demand feature, the obligations mature on a specified date which may range up to 30 years from the date of issuance.

PARTICIPATION INTERESTS

     The Trust may purchase from banks on behalf of each Fund participation interests in all or part of specific holdings of Municipal Obligations. The Trust has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Funds' high credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will only be purchased if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds. The Trust will not invest more than 5% of either Fund's total assets (taken at the greater of cost or market value) in participation interests. Participation interests include municipal lease obligations which are deemed to be illiquid unless otherwise determined by the Board of Trustees.

     The Trust did not purchase any participation interest for the New York Fund within the past year and has no current intention of doing so for either Fund in the foreseeable future.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Adviser determines to make loans, it is not intended that the value of the securities loaned by either Fund would exceed 30% of the value of its total assets.

RULE 144A SECURITIES

     Each of the Funds may purchase securities that are not registered ("Rule 144A securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the National Fund and New York Fund will not invest more than 15% and 10%, respectively, of their net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless the Trustees of the Trust determine, based on the trading markets for a specific Rule 144A security, that it is liquid. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of Rule 144A securities. The Trustees, however, retain oversight and are ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how the market for Rule 144A securities will develop, the Trustees will carefully monitor each Fund's investments in Rule 144A securities, focusing on such factors, among others, as valuation, liquidity and availability of information. The liquidity of investments in Rule 144A securities could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

SPECIAL FACTORS AFFECTING NEW YORK

     The Trust intends to invest a high proportion of the New York Fund's assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

     The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

     For further information concerning New York Municipal Obligations, see Appendix C to this Statement of Additional Information. The summary set forth above and in Appendix C is included for purposes of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

     The Trust, on behalf of each Fund, has adopted the following policies which cannot be changed without the approval of the holders of a majority of the applicable Fund's shares (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the outstanding shares of the Fund present at a meeting at which holders of more than 50% of the Fund's outstanding shares are represented in person or by proxy).

     The Trust, on behalf of either of the Funds, may not:

     (1) Borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of the Fund's net assets, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" hereafter;

     (2) Purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin may be made for the Fund in connection with the purchase, ownership, holding or sale of futures contracts;

     (3) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. Government securities or with respect to futures contracts, or (ii) the writing, purchase, ownership, holding or sale of futures contracts;

     (4) Underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security for a Fund (provided, however, that the National Fund may invest all of its assets in an open-end management investment company with the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio"));

     (5) Make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the New York Fund's total assets, and 15% of the National Fund's total assets, will be invested in repurchase agreements maturing in more than seven days, or (c) by purchasing a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (6) With respect to the New York Fund only, knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the New York Fund's total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures contracts) in the ordinary course of business (the Trust reserves the freedom of action to hold for the Fund's portfolio and to sell real estate acquired as a result of ownership of securities);

     (8) With respect to the New York Fund only, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the New York Fund;

     (9) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Trust, on behalf of the Fund, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (10) Concentrate the Fund's investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the Fund's assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction and except that all of the assets of the National Fund may be invested in a Qualifying Portfolio; or

     (11) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. Investment Restriction
(9) above applies only to short sales of or short positions in securities, and does not prevent the writing, purchase, ownership, holding or sale of futures contracts.

STATE AND FEDERAL RESTRICTIONS

     In order to comply with certain state and federal statutes and policies, the Trust on behalf of either Fund does not, as a matter of operating policy:

     (i) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)),

     (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction,

     (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions (this restriction does not apply to the writing, purchase, ownership, holding or sale of futures contracts),

     (iv) invest for the purpose of exercising control or management, except that all of the assets of the National Fund may be invested in a Qualifying Portfolio,

     (v) purchase securities issued by any registered investment company, except that all of the assets of the National Fund may be invested in a Qualifying Portfolio and except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust, on behalf of the New York Fund, shall not purchase securities issued by any open-end investment company,

     (vi) invest more than 15% of the National Fund's net assets and 10% of the New York Fund's net assets (taken at the greater of cost or market value) in securities that are not readily marketable, except that all of the assets of the National Fund may be invested in a Qualifying Portfolio,

     (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that all of the assets of the National Fund may be invested in a Qualifying Portfolio and except that futures contracts shall not be subject to this restriction,

     (viii) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, except that all of the assets of the National Fund may be invested in a Qualifying Portfolio, or

     (ix) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

     These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval in response to changes in the various state and federal requirements.

PERCENTAGE AND RATING RESTRICTIONS

     If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for a Fund is not considered a violation of policy.

                           3. PERFORMANCE INFORMATION

     A total rate of return quotation for a Fund is calculated for any period by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. Total rates of return may also be calculated on investments at various sales charge levels or at net asset value. Any performance data which is based on a reduced sales charge or net asset value would be reduced if the maximum sales charge were taken into account.

     Any current yield quotation of a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     Any tax equivalent yield quotation of a Fund is calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield would be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield would be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt.

     Set forth below is total rate of return information for Class A shares of the New York Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested, and that at the beginning of such periods the maximum sales charge of 4.00% had been applicable to purchases of shares of the Fund.

                     LANDMARK NEW YORK TAX FREE INCOME FUND
                                (CLASS A SHARES)
                                                         REDEEMABLE VALUE
                                                               OF A
                                                           HYPOTHETICAL
                                     ANNUALIZED TOTAL         $1,000
PERIOD                                RATE OF RETURN      INVESTMENT AT
                                                         THE END OF THE
                                                             PERIOD

September 8, 1986(commencement of
 operations)to December 31, 1994         5.46%             $1,556.69
Five years ended  December 31, 1994      5.01%             $1,276.78
One year ended  December 31, 1994      (11.16)%             $888.36



     The New York Fund's yield with respect to Class A shares for the 30-day period ended December 31, 1994 was 5.69%.

     The New York Fund's tax equivalent yield for the 30-day period ended December 31, 1994 was 10.71% (assuming (i) a combined New York State, New York City and federal tax bracket of 46.88% and (ii) that 100% of the New York Fund's assets were invested in New York Municipal Obligations).

     Comparative performance information may be used from time to time in advertising shares of the Funds, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time a Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Funds may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Funds may refer to or discuss current or past economic or financial conditions, developments and events.

     From time to time, each Fund may use hypothetical tax equivalent yields or charts in their advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of either Fund's past or future performance.

                4. DETERMINATION OF NET ASSET VALUE; VALUATION OF
           SECURITIES; ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The net asset value of each share of each class of each Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to a class of shares of a Fund, then subtracting the liabilities charged to the class, and then dividing the result by the number of outstanding shares of the class. Per share net asset value of the two classes of each Fund's shares can be expected to differ because the Class B shares bear higher expenses than Class A shares. The net asset value per share of each class of shares is effective for orders received and accepted by the Distributor prior to its calculation.

     Bonds and other fixed income securities (other than short-term obligations) held for each Fund are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

     Interest income on long-term obligations held for the Funds is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.

      Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Funds, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

     The Trust may suspend the right of redemption or postpone the date of payment for shares of a Fund more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

LETTER OF INTENT

     If an investor anticipates purchasing $100,000 or more of Class A shares of a Fund alone or in combination with Class B shares of the Fund or any of the classes of other Landmark Funds within a 13-month period, the investor may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a Letter of Intent on the terms described below. Subject to acceptance by the Distributor and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent. The shareholder or his or her Shareholder Servicing Agent must inform the Distributor that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, an increased sales charge will apply as described below. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of shares of a Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter is applied only to new purchases. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent must be accompanied by a written statement from the Shareholder Servicing Agent stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent are deducted from the total purchases made under such Letter of Intent.

     If the investment specified in the Letter of Intent is not completed (either prior to or by the end of the 13-month period), the Shareholder Servicing Agent will redeem, within 20 days of the expiration of the Letter of Intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the Letter of Intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the Letter of Intent, the shareholder irrevocably appoints the Shareholder Servicing Agent his or her attorney to surrender for redemption any or all shares purchased under the Letter of Intent with full power of substitution in the premises.

RIGHT OF ACCUMULATION

     A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the Landmark Funds, reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a Fund shareholder owns shares valued at $100,000 and purchases an additional $50,000 of Class A shares of the Fund, the sales charge for the $50,000 purchase would be at the rate of 3.25% (the rate applicable to single transactions from $100,000 to less than $250,000). A shareholder must provide the Shareholder Servicing Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

                                  5. MANAGEMENT

     The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts.

TRUSTEES

H.B. ALVORD -- Treasurer-Tax Collector, County of Los Angeles (retired,
March, 1984); Chairman, certain registered investment companies in the 59 Wall Street funds group. His address is P.O. Box 1812, Pebble Beach, California.

ELLIOTT J. BERV -- Chairman and Director, Catalyst, Inc. (Management Consultants)(since June, 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants)(June, 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management
Consultants)(since May, 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE* -- President of the Trust; Chief Executive Officer, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

MARK T. FINN -- President and Director, Delta Financial, Inc. (since June,
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm)(since April, 1990); Director, Vantage Consulting Group, Inc. (since October, 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

RILEY C. GILLEY -- Vice President and General Counsel, Corporate Property Investors (November, 1988 to December, 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December, 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON -- Professor, Babson College (since September, 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September, 1992 to September, 1993); Professor, Darden Graduate School of Business, University of Virginia (September, 1978 to September, 1993); Consultant to PanAgora Asset Management (since 1994). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY -- President, Global Research Associates, Inc. (Investment Research) (since August, 1990); Manager, Rockefeller & Co. (March, 1988 to July,
1990); Trustee, Mainstay Institutional Funds (since December, 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR. -- Managing Director, Morong Capital Management (since February, 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January, 1993); Director, Indonesia Fund; Director, MAS Funds. His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (corporate financial advisers) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors)(since 1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978-1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR. -- Vice President-Investments, Sun Company, Inc.
(retired, April, 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

OFFICERS OF THE TRUST

PHILIP W. COOLIDGE* -- President of the Trust; Chief Executive Officer, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

DAVID G. DANIELSON* -- Assistant Treasurer of the Trust; Assistant Manager, Signature Financial Group, Inc. (since May, 1991); Graduate Student, Northeastern University (April, 1990 to March, 1991).

JOHN R. ELDER* -- Treasurer of the Trust; Vice President, Signature
Financial Group, Inc. (since April, 1995); Treasurer of the Phoenix Family of Mutual Funds, Phoenix Home Life Mutual Insurance Company (1983 to March, 1995).

LINDA T. GIBSON* -- Assistant Secretary of the Trust; Legal Counsel, Signature Financial Group, Inc. (since June, 1991); Law Student, Boston University School of Law (September, 1989 to May, 1992); Product Manager, Signature Financial Group, Inc. (January, 1989 to September, 1989).

JAMES S. LELKO, JR.* -- Assistant Treasurer of the Trust; Assistant
Manager, Signature Financial Group, Inc. (since January, 1993); Senior Tax Compliance Accountant, the Putnam Companies (September, 1988 to December, 1992).

THOMAS M. LENZ* -- Secretary of the Trust; Vice President and Associate General Counsel, Signature Financial Group, Inc. (since November, 1989); Assistant Secretary, Signature Broker-Dealer Services, Inc. (since February,
1991); Attorney, Ropes & Gray (September, 1984 to November, 1989).

MOLLY S. MUGLER* -- Assistant Secretary of the Trust; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc. (since December, 1988); Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

BARBARA M. O'DETTE* -- Assistant Treasurer of the Trust; Assistant
Treasurer, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

ANDRES E. SALDANA* -- Assistant Secretary of the Trust; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc. (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992).

DANIEL E. SHEA* -- Assistant Treasurer of the Trust; Assistant Manager of Fund Administration, Signature Financial Group, Inc. (since November, 1993); Supervisor and Senior Technical Advisor, Putnam Investments (prior to 1990).

     The Trustees and officers of the Trust also hold comparable positions with certain other funds for which LFBDS or its affiliates serve as the distributor or administrator.

     The Trustees of the Trust (with the exception of Mr. Coolidge, who received no remuneration from the Trust or the Portfolio Trust) received the following remuneration from the Trust during its fiscal year ended December 31, 1995:

     As of February 28, 1995, all Trustees and officers as a group owned less than 1% of the outstanding shares of the New York Fund. As of the same date, more than 95% of the outstanding shares of the New York Fund were held of record by Citibank, N.A., or its affiliates, as Shareholder Servicing Agents of the Fund for the accounts of their respective clients. No shares of the National Fund were outstanding as of February 28, 1995.

     The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER

     Citibank manages the assets of each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements"). Subject to such policies as the Board of Trustees may determine, the Adviser manages the securities of each Fund and makes investment decisions for each Fund. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting securities transactions for each Fund. Each Advisory Agreement continues in effect as long as such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

     Each of the Advisory Agreements provides that the Adviser may render services to others. Each Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the applicable Fund or by a vote of a majority of the Board of Trustees, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

     The Prospectus contains a description of the fees payable to the Adviser for services under the Advisory Agreements. The Adviser has agreed to waive a portion of the fees payable to it under the Advisory Agreements on a month-to-month basis. For the fiscal years ended August 31, 1992 and 1993, for the four-month period ended December 31, 1993 and for the fiscal year ended December 31, 1994, the fees payable to the Adviser by the New York Fund were $385,811, $372,914, $155,418 and $421,226 (of which $172,845, $218,289, $80,195 and $229,257 were voluntarily waived), respectively.

ADMINISTRATOR

     Pursuant to an administrative services agreement (the "Administrative Services Agreement"), LFBDS provides the Trust with general office facilities and LFBDS supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. The Administrator provides persons satisfactory to the Board of Trustees of the Trust to serve as Trustees and officers of the Trust. Such Trustees and officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of LFBDS or its affiliates.

     The Prospectus contains a description of the fees payable to the Administrator under the Administrative Services Agreement. The Administrator has voluntarily agreed to waive a portion of the fees payable to it under the Administrative Services Agreement on a month-to-month basis. For the fiscal years ended August 31, 1992 and 1993, the fees payable to LFBDS from the New York Fund under the Administrative Services Agreement and a prior administrative services agreement with the Trust were $78,952 (of which $58,402 was voluntarily waived) and $186,457 (of which $35,356 was voluntarily waived), respectively. For the four-month period ended December 31, 1993, the fee payable to LFBDS from the New York Fund under the Administrative Services Agreement was $77,709 (of which $10,688 was voluntarily waived). For the fiscal year ended December 31, 1994, the fee payable to LFBDS from the New York Fund under the Administrative Services Agreement was $210,613 (of which $58,225 was voluntarily waived).

     The Administrative Services Agreement with the Trust acknowledges that the names "Landmark" and "Landmark Funds" are the property of the Administrator and provides that if LFBDS ceases to serve as the Administrator of the Trust, the Trust would change its name and the name of the Funds so as to delete the word "Landmark" or the words "Landmark Funds". The Administrative Services Agreement with the Trust also provides that LFBDS may render administrative services to others and may permit other investment companies to use the word "Landmark" or the words "Landmark Funds" in their names.

     The Administrative Services Agreement with the Trust continues in effect with respect to each Fund if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust and, in either case, by a majority of the Trustees who are not parties to the Administrative Services Agreement or interested persons of any such party. The Administrative Services Agreement with the Trust terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the outstanding voting securities of the Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Trust also provides that neither LFBDS, as the Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

     LFBDS is wholly-owned subsidiary of Signature Financial Group, Inc.

     Pursuant to a sub-administrative services agreement, Citibank performs such sub-administrative duties for the Trust as from time to time are agreed upon by Citibank and LFBDS. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the Trust's organization, participation in the preparation of documents required for compliance by the Trust with applicable laws and regulations, the preparation of certain documents in connection with meetings of Trustees and shareholders, and other functions which would otherwise be performed by the Administrator. For performing such sub-administrative services, Citibank receives compensation as from time to time is agreed upon by Citibank and LFBDS not in excess of the amount paid to LFBDS for its services under the Administrative Services Agreement with the Trust. All such compensation is paid by LFBDS.

DISTRIBUTOR

     LFBDS serves as the Distributor of each Fund's shares pursuant to Distribution Agreements with the Trust with respect to each class of shares of each Fund. Unless otherwise terminated, the Distribution Agreements remain in effect from year to year upon annual approval by the Trust's Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Trust and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     The Trust has adopted a Distribution Plan (each a "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to each class of shares of the Funds after concluding that there is a reasonable likelihood that the Distribution Plans will benefit each Fund and its shareholders. The Distribution Plan with respect to Class A shares provides that each Fund shall pay a distribution fee to the Distributor at an annual rate not to exceed 0.05% of the average daily net assets represented by Class A shares for the National Fund and 0.15% of the average daily net assets represented by Class A shares for the New York Fund. The Distribution Plan with respect to Class B shares provides that each Fund will pay the Distributor a distribution fee at an annual rate not to exceed 0.75% of the Fund's average daily net assets represented by Class B shares. The Distributor receives the distribution fees for its services under the Distribution Agreements in connection with the distribution of each Fund's shares of each class (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of Class A shares of each Fund). The Distributor may use all or any portion of such distribution fees to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature, commissions to dealers who sell shares of the applicable class of the Funds and other distribution-related expenses.

     The National Fund is permitted to pay the Distributor a service fee with respect to the Class A shares at an annual rate not to exceed 0.25% of the National Fund's average daily net assets represented by Class A shares, and both Funds are permitted to pay the Distributor an additional service fee with respect to the Class B shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets represented by Class B shares.

     The Distribution Plan with respect to the Class A shares also permits the Funds to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets of the Class A shares) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Class A shares.

     The Distribution Plans continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to the Plans (for purposes of this paragraph "Qualified Trustees"). Each Distribution Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated with respect to any class of shares of either Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class of shares of the Fund. The Distribution Plan applicable to a class of shares of either Fund may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding securities of that class of shares of that Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

     As contemplated by the Distribution Plans, LFBDS acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to the Distribution Agreements. After the prospectuses and periodic reports of the Funds have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Funds to prospective investors. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreements. For the fiscal years ended August 31, 1992 and August 31, 1993, for the four-month period ended December 31, 1993 and for the fiscal year ended December 31, 1994, the fees payable to the Distributor from the New York Fund under a prior distribution agreement and the Distribution Agreement were $118,429 (of which $42,114 was voluntarily waived), $46,614 (all of which was voluntarily waived), $19,427 (all of which was voluntarily waived) and $52,653 (all of which was voluntarily waived), respectively, no portion of which was applicable to reimbursement for expenses incurred in connection with print or electronic media advertising.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

     The Trust has adopted an administrative services plan (the "Administrative Services Plan") after having concluded that there is a reasonable likelihood that the Administrative Services Plan will benefit the Funds and their shareholders. The Administrative Services Plan provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the total of the fees paid from a Fund to the Trust's Administrator and Shareholder Servicing Agents may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Any distribution fees (other than any fee concerning electronic or other media advertising) payable under the Distribution Plan for the Class A shares of the New York Fund are included in this percentage limitation for those shares. This limitation with respect to the Class A shares of the National Fund and with respect to the Class B shares of each Fund, does not include any amounts payable under the Distribution Plans for such shares. Within this overall limitation, individual fees may vary. The Administrative Services Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Administrative Services Plan requires that the Trust provide to its Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Services Plan. The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees of the Trust or as to each Fund by a vote of a majority of the outstanding voting securities of the Fund. The Administrative Services Plan may not be amended to increase materially the amount of the New York Fund's permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the New York Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent and a Transfer Agency and Custodian Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent and custodian for each Fund. See "Shareholder Servicing Agents" and "Transfer Agent and Custodian" in the Prospectus for additional information, including a description of fees paid to the Shareholder Servicing Agents under the Servicing Agreements. For the fiscal year ended August 31, 1993, aggregate fees payable from the New York Fund to Shareholder Servicing Agents were $372,914 (of which $139,843 were voluntarily waived). For the four-month period ended December 31, 1993, aggregate fees payable from the New York Fund to Shareholder Servicing Agents were $155,418 (of which $58,282 were voluntarily waived). For the fiscal year ended December 31, 1994, aggregate fees payable from the New York Fund to Shareholder Servicing Agents were $421,226 (of which $157,960 was voluntarily waived).

     The principal business address of State Street is 225 Franklin Street, Boston, MA 02110.

AUDITORS

     Deloitte & Touche LLP are the independent certified public accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of Deloitte & Touche LLP is 125 Summer Street, Boston, Massachusetts 02110.

                            6. PORTFOLIO TRANSACTIONS

     The Trust trades securities for a Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objectives. Changes in a Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. The turnover rate for each Fund is expected to be approximately 150% annually. Specific decisions to purchase or sell securities for the Funds are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Adviser in a similar capacity.

     The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of each Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

     Under the Advisory Agreements, in connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Funds, subject to any applicable laws, rules and regulations.

     The investment advisory fee that each Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

     In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the Adviser's other clients. Investment decisions for each Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

     For the fiscal years ended August 31, 1992 and August 31, 1993, for the period from August 31, 1993 to December 31, 1993 and for the fiscal year ended December 31, 1994, the New York Fund paid no brokerage commissions.

             7. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. Currently, the Trust has two series of shares, each divided into two classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class of each Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

     Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Objectives, Policies and Restrictions--Investment Restrictions".) At any meeting of shareholders of a Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

     The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

     Share certificates will not be issued.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of each Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                        8. CERTAIN ADDITIONAL TAX MATTERS

     Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's income and its tax-exempt income), and the composition and holding period of the Fund's portfolio assets. Provided all such requirements are met and all of a Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code no federal income or excise taxes generally will be required to be paid by the Fund. If a Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

     The portion of each Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Unless a Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from each Fund on their federal income tax returns.

     Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution other than an exempt-interest dividend may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares of a Fund within 90 days after their purchase followed by any purchase (including purchases by exchanges or by reinvestment) of shares of the Fund or another Landmark Fund without payment of an additional sales charge. Shareholders disposing of shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon disposition of the shares may reflect the existence of such accrued tax-exempt income, and that this portion of the proceeds may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the disposition.

     Any investment in certain securities purchased at a market discount will cause the applicable Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax, the Trust may be required to liquidate securities of a Fund that it might otherwise have continued to hold and thereby potentially cause the Fund to realize additional taxable gain or loss.

     Each Fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to holders of beneficial interests. For example, certain positions held by the Trust on behalf of a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Trust on behalf of a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of securities held by the Trust on behalf of the Fund and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. The Trust will limit its investment activities in options, futures contracts and forward contracts on behalf of the Funds to the extent necessary to meet the requirements of Subchapter M of the Code.

               9. INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     Deloitte & Touche LLP are the independent certified public accountants for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

     The audited financial statements of the New York Fund (Portfolio of Investments at December 31, 1994, Statement of Assets and Liabilities at December 31, 1994, Statement of Operations for the year ended December 31, 1994, Statement of Changes in Net Assets for the year ended December 31, 1994, the four-month period ended December 31, 1993 and the year ended August 31, 1993, Financial Highlights for the year ended December 31, 1994, the four months ended December 31, 1993 and each of the fiscal years in the four-year period ended August 31, 1993, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the New York Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing.

     A copy of the Annual Report to Shareholders of the New York Fund accompanies this Statement of Additional Information.

                                                                      APPENDIX A
                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

     Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

     The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

     Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

     1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

     2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

     3. TAX AND REVENUE ANTICIPATION NOTES. Tax and Revenue Anticipation Notes are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

     4. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

     Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Investors Service, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                                                      APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS*

The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                            FOUR HIGHEST BOND RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.


                DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                            FOUR HIGHEST BOND RATINGS

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                            FOUR HIGHEST BOND RATINGS

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.


                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

     Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, such as long-term secular trends, may be less important over the short run.

MIG 1/VMIG 1  This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


                DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less likely have a note rating. Notes maturing beyond three years most likely have a long-term debt rating. The following criteria are used in making that assessment.

- Amortization schedule (the longer the final maturity relative to other maturities the more likely it is treated as a note).

- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it is treated as a note).

     Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.


                DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                       RATINGS OF TAX-EXEMPT DEMAND BONDS

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", note rating symbols combined with the commercial paper symbols are used (for example, "SP-1 /A-1+").

                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
               THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually short-term senior debt obligations not having an original maturity in excess of one year.

     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity normally is evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This normally is evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, are more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


                DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                     THREE HIGHEST COMMERCIAL PAPER RATINGS

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                                                      APPENDIX C
                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

     The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the "State") and certain of its municipalities and public authorities. It does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers. The Trust is not responsible for the accuracy or timeliness of this information.

NEW YORK STATE

     The factors affecting New York State's financial condition are complex and the following description constitutes only a summary.

RECENT DEVELOPMENTS

     The national economy performed better in 1994 than in any year since the recovery began in 1991. National job and income growth were substantial. In response, the Federal Reserve Board ("FRB") shifted to a policy of monetary tightening by raising interest rates throughout the year. As of March 1995, the federal funds rate was up 300 basis points from the level of a year previously. As a result, the economy is expected to slow sharply in several quarters beginning in 1995, as higher interest rates reduce the growth in consumer spending and business investment. The State Division of the Budget expects average annual growth in real gross domestic product ("GDP") to be 2.8 percent in 1995, following the 4 percent pace estimated for 1994. This is somewhat more conservative than the 3.1 percent growth rate expected by the Blue Chip consensus of leading economic forecasters.

     Inflationary pressures have increased due to strong national growth throughout 1994, with a fairly low unemployment rate and high capacity utilization, and economic recoveries in Europe and Japan. However, foreign competition is expected to help to moderate the increase in the inflation rate. With a slowing economy and only a modest acceleration of inflation, wage and personal income growth are expected to be moderate.

     The State economy turned in a mixed performance during 1994. The moderate employment growth that characterized 1993 continued into mid-1994, then virtually ceased. After July, the trade and construction sectors stopped adding jobs and government employment declined. Growth, though considerably slower than earlier in the year, continued in the service sector. Wages grew at around 3.5 percent, reflecting, in part, a plunge in bonus payments from securities firms whose profits dropped in 1994. Personal income rose 4.0 percent in 1994.

     Employment growth is expected to slow to less than 0.5 percent in 1995. Continued restructuring by large corporations and all levels of government largely account for the subdued growth rate in the forecast.

Slow growth in employment and average wages is expected to restrain wage growth to a modest 3.2 percent in 1995. Personal income is anticipated to receive a boost from higher interest rates and rise by 4.4 percent.

     Significant uncertainties exist in the forecasts. Consumer spending could he more robust than anticipated, and recoveries in Europe and Japan may be stronger than expected, leading to continued strong expansion throughout 1995. Interest rates, on the other hand, may be at a level that will initiate a sharper-than-expected slowdown. Financial instability, such as the foreign exchange turmoil in Mexico, remains possible. The State forecast could fail to estimate correctly the growth in average wages and the effect of corporate and government downsizing.

     The State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

     The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund ("CRF") and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

     Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the Local Government Assistance Corporation ("LGAC") program. The balance in the CRF will be used to meet the cost of litigation facing the State. The Tax Stabilization Reserve Fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.

     Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

     The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The DOB believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

     Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highway snow and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

     During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 193-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

     During the prior ten years, State-supported debt service increased by 5.8 percent annually to $2.239 billion by 1993-94 as available revenues increased by
5.1 percent annually. The relative comparable growth in revenues and debt service resulted in modest increases of 2.7 percent annually in the ratio of debt service to revenues from 1984-85 to 1993-94. The ratio is estimated to increase to over 6 percent as a result of the enacted budget.

     Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes and on TRANs were $782.5 million for the 1993-94 fiscal year, and are estimated to be $786.3 million for 1994-95. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992 ("Refunding Bonds") to the extent that such interest was paid from an escrow fund established with the proceeds of such Refunding Bonds. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $239.4 million for the 1993-94 fiscal year, and are estimated to be $289.9 million for 1994-95. State lease-purchase rental and contractual-obligation payments for 1993-94 (Other Financing Obligations), including State installment payments related to certificates of participation, were $1.258 billion and are estimated to be $1.495 billion in 1994-95.

     Total outstanding State-related debt increased from $22.9 billion at the end of the 1984-85 fiscal year to $34.8 billion at the end of the 1993-94 fiscal year, an average annual increase of 4.26%. State-supported debt increased from $9.4 billion at the end of the 1984-85 fiscal year to $26.4 billion at the end of the 1993-94 fiscal year, an average annual increase of 10.86%. During the same ten year period, annual personal income in the State rose from $270.7 billion to $448.1 billion, an average annual increase of 5.17%. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at a slower rate. Expressed in other terms, the total amount of State-supported debt grew from 3.48% of personal income in the 1984-85 fiscal year to 5.9% for the 1993-94 fiscal year while State-related debt outstanding declined from 8.46% to 7.76% for the same period.

     The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. There has never been a default on any moral obligation debt of any State public authority ("Authority").

     The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1994-95 fiscal year was formulated on June 16, 1994 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

     The 1994-95 State Financial Plan, as formulated on June 16, 1994, projected a balanced General Fund. Total General Fund receipts and transfers from other funds were projected to be $34.321 billion, an increase of $2.092 billion over total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds were projected to be $34.248 billion, an increase of $2.351 billion over the total amount disbursed and transferred in the prior fiscal year.

     The State issued the first of the three required quarterly updates to the cash-basis 1994-95 State Financial Plan on July 29, 1994. That update reflected an analysis of actual receipts and disbursements in the first quarter of the fiscal year, as well as the impact of legislative actions and other developments after the enactment of the budget. Following so closely after the initial formulation of the State Financial Plan reflecting the enactment of the State's 1994-95 budget, the update reflected no significant changes and did not alter the balanced position of the State's General Fund in the State Financial Plan. The economic forecast at that time remained unchanged, following several weeks of mixed news about the pace of the economy of the nation and New York State.

     The State issued its second quarterly, or mid-year, update to the cash-basis 1994-95 State Financial Plan on October 28, 1994. The update projected a year-end surplus of $14 million in the General Fund, with estimated receipts reduced by $267 million and estimated disbursements reduced by $281 million, compared to the State Financial Plan as initially formulated. In that update the State revised its forecast of national and State economic activity through the end of calendar year 1995. Although the national economic forecast was basically unchanged from that on which the initial formulation of the State Financial Plan was based, the revised State economic forecast was marginally weaker.

     Receipts through the first two quarters of the 1994-95 fiscal year fell short of expectations by $132 million. These shortfalls were concentrated in the personal and business income taxes, where quarterly personal income, bank and insurance tax payments were lower than expected. Based on the revised economic outlook and this receipt shortfall, projected General Fund receipts for the 1994-95 fiscal year were reduced by $267 million. Estimates of the yield of the personal income tax were lowered by $334 million, primarily reflecting weak estimated tax collections and lower withholding collections due to reduced expectations for wage and salary growth, particularly securities industry bonuses, during the balance of the year. Business tax receipts were also reduced modestly, reflecting revised estimates of liability and lower payments from banks and insurance companies; however, these reductions were partially offset by increases in the general business corporation and utility taxes. Estimates in other receipt categories were increased by a total of $113 million. The largest increases were in the sales tax, reflecting collections to date and the revised economic outlook, and estate taxes which were buoyed by unexpectedly large collections during the first six months of the 1994-95 fiscal year. Increases were also made in estimates for the real property gains tax and the real estate transfer tax, based on strong collections to date.

     Disbursements through the first six months of the fiscal year fell short of projections by $153 million, owing in part to changes in the timing of payments but also to lower spending trends in certain programs, most notably in payments for social services programs. Projections of 1994-95 General Fund disbursements were reduced $281 million, with savings in virtually every category of the State Financial Plan. Payments for social services programs were projected to be $140 million lower than projected in the State Financial Plan as initially formulated, reflecting experience through the first six months of the fiscal year and an initiative to increase Federal reimbursement for administrative costs. Although school aid costs increased reflecting revisions to the current and two prior school years based on final audits and revised aid claims, these costs were expected to be offset by recoveries from the Federal government in support of programs for pupils with disabilities. Other reductions reflected lower pension costs, increased health insurance dividends, debt management savings, and slower spending for certain programs and capital projects. Higher spending was projected for a single program, the Department of Correctional Services, to accommodate an unanticipated increase in the State's prison population.

     On February 1, 1995, as part of his Executive Budget for the 1995-96 fiscal year, the Governor submitted the third quarterly update to the State Financial Plan for the current year. This update reflects changes to receipts and disbursements based on: (1) an updated economic forecast for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first nine months of the fiscal year, (3) an analysis of changing program requirements, and (4) the Governor's proposed plan to close a potential $259 million deficit. The changes are reflected after the mid-year update to the State Financial Plan was restated to conform to certain accounting treatments used by the State Comptroller in reporting actual results, but do not affect the actual closing cash position of the General Fund.

     Estimates of General Fund receipts for the current fiscal year have been reduced by $585 million, from the mid-year update, and are down $1.058 billion from the budget enacted in June 1994 (of which $227 million results from the restatement of the State Financial Plan, noted above). The reductions from the mid-year update are concentrated in (1) the personal income tax where lower withholdings and estimated taxes reflect the cessation of job growth in the last half of 1994, and even more severe reductions in brokerage industry bonuses than expected earlier, and deferrals of capital gains realizations in anticipation of potential Federal tax changes, and (2) the bank tax, where substantial overpayments of 1993 liability have depressed net collections in the current year. Offsetting this projected loss in receipts, however, are projected reductions of $312 million in disbursements from the mid-year update, attributable to lower spending through the first nine months of the fiscal year, and to the use of greater-than-anticipated receipts from the State lottery. The total reduction in projected disbursements from the budget enacted in June including payments from reserve funds - is $1.008 billion (of which $182 million results from the restatement of the State Financial Plan).

     The net result of the projected reductions in receipts and disbursements is a negative margin of $273 million against the mid-year update's projection of a $14 million surplus, producing a potential deficit of $259 million for the 1994-95 fiscal year. The Governor has proposed to close this deficit through a hiring freeze, a review of pending contracts, and spending cuts in certain programs that were started or expanded in the 1994-95 budget. Major actions to close the deficit include:

     -   $84 million in savings from freezing non-essential capital programs:
     - $59 million in savings from the general State agency hiring and budget freeze and halting the development of additional services for mental hygiene clients in community settings;
     - $21 million in receipts from excess balances in accounts of the Environmental Facilities Corporation;

     - $30 million in a repayment from the Urban Development Corporation for advances made by the State in prior years; and

     -   $50 million in savings from canceling the Liberty Scholarships program.

     After these actions, the balance in the General Fund at the close of the 1994-95 fiscal year is expected to be $157 million. The required deposit to the Tax Stabilization Reserve Fund is projected to add $23 million to the existing balance of $134 million in that fund.

     The Financial Plan for the 1995-96 fiscal year released on February 1, 1995, projects General Fund receipts, including transfers from other funds, of $32.516 billion, a reduction of $747 million from the revised 1994-95 State Financial Plan. Tax receipts are projected at $29.391 billion for the 1995-96 fiscal year, a reduction of $1.071 billion from the prior year. Disbursements in the General Fund are projected to total $32.361 billion in 1995-96, a decrease of $1.144 billion or 3.4 percent. This decline reflects a broad agenda of cost containment actions, more than offsetting modest increases for fixed costs, such as pensions, debt service on bonds sold during the current year, and capital projects under construction. The closing fund balance in the General Fund for the 1995-96 fiscal year is projected to be $312 million, reflecting the required deposit of $15 million to the Tax Stabilization Reserve Fund, raising the balance in that fund to $172 million at the close of the 1995-96 fiscal year. The remainder reflects the recommended deposit of $140 million to the Contingency Reserve Fund (CRF) to provide resources to finance potential costs associated with litigation against the State.

     There can be no assurance that the State will not face substantial potential budget gaps in future years, including the 1994-95 fiscal year, resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

RATING AGENCIES ACTIONS

     On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990, S&P changed its ratings of all of the State's outstanding general obligation bonds from AA- to
A. On January 13, 1992, S&P changed its ratings of all of the State's outstanding general obligation bonds from A to A- and continued its negative rating outlook assessment on the State's general obligation debt. On February 14, 1994, S&P raised its outlook to positive on the State's general obligation debt. On June 27, 1994, S&P confirmed its A- rating and Moody's reconfirmed its A rating on the State's general obligation debt. Ratings reflect only the respective views of such organizations. See Appendix B for descriptions of the ratings of Moody's and S&P. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an adverse effect on the market price of the State's outstanding general obligation bonds.

AUTHORITIES

     The fiscal stability of the State is related to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1993, the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate public authority debt outstanding as State-supported debt was $21.1 billion and as State-related debt was $29.4 billion. The State provided $947.4 million and $955.5 million in financial assistance to the 18 Authorities during the State's 1991-92 and 1992-93 fiscal years, respectively, and expects to provide approximately $1,096.6 million in financial assistance to these Authorities in its 1993-94 fiscal year. Over this time period, the Metropolitan Transportation Authority ("MTA") received or will receive more than 90 percent of this financial assistance. The amounts set forth above exclude amounts provided for capital construction and pursuant to lease-purchase or contractual-obligation (including service contract debt) financing arrangements.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years.

     The State's experience has been that if an Authority suffers serious financial difficulties both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State Housing Finance Agency and the New York State Urban Development Corporation have in the past required substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     METROPOLITAN TRANSPORTATION AUTHORITY: The MTA continues to experience financial difficulties requiring financial assistance from the State. The MTA oversees the operation of New York City's (the "City") bus and subway lines by the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively the "Transit Authority" or the "TA") and through its several subsidiaries, operates certain commuter rail, bus and rapid transit lines in Staten Island and the New York metropolitan area. The MTA has depended and will continue to depend upon operating support from Federal, State and local government sources and from an MTA affiliate, the Triborough Bridge and Tunnel Authority ("TBTA").

     Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, in March 1987, legislation was enacted that creates an additional source of recurring revenues for the MTA. This legislation requires that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region that heretofore had been paid to the State of New York Mortgage Agency be deposited in a special MTA fund. These tax proceeds may be used by the MTA for either operating or capital (including debt service) expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion.

     In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through the dedication of State petroleum business taxes referred to above.

     There can be no assurance that all the necessary governmental actions for the 1992-96 Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the 1992-96 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

     For 1993, the TA originally projected a budget gap of approximately $266 million. The MTA Board approved an increase in TBTA tolls which took effect January 31, 1993. Since the TBTA operating surplus helps subsidize TA operations, the January toll increase on TBTA facilities, and other developments, reduced the projected gap to approximately $241 million.

     Legislation passed in April 1993 relating to the MTA's 1992-1996 Capital Program reflected a plan for closing this gap without raising fares. A major element of the plan provides that the TA receive a significant share of the petroleum business tax which will be paid directly to MTA for its agencies. The plan also relies on certain City actions that have not yet been taken. The plan also relies on MTA and TA resources projected to be available to help close the gap.

     If any of the assumptions used in making these projections prove incorrect, the TA's gap could grow, and the TA would be required to seek additional State assistance, raise fares or take other actions.

     Two serious accidents in December 1990 and August 1991, which caused fatalities and many injuries, have given rise to substantial claims for damages against both the TA and the City.

     A subway fire on December 28, 1990 and a subway derailment on August 28, 1991, each of which caused fatalities and many injuries, have given rise to substantial claims for damages against both the TA and the City.

     RATING AGENCIES' ACTIONS: In 1991, S&P and Moody's downgraded the outstanding TBTA mortgage recording tax bonds from A to BBB+ and from A to Baa, respectively. On May 1, 1991, S&P placed the MTA's nearly $1.7 billion of transit facilities revenue and commuter facilities revenue bonds on S&P CreditWatch , with negative implications and assigned it a rating of BBB+. On April 14, 1992, Moody's lowered its rating of the MTA transit bonds to Baa from Baa1.

                                   LOCALITIES

THE CITY OF NEW YORK

     The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City which has required and continues to require significant State financial assistance. There can be no assurance that in the future State assistance will enable the City to make up its budget deficits.

     The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

     In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities.

     The City operates under a four-year financial plan which is prepared annually and is periodically updated. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City submits its financial plans as well as the periodic updates to the Control Board for its review.

     Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

1995-1998 FINANCIAL PLAN

     On July 8, 1994, the City submitted to the Control Board (the "1994 Modification") a fourth quarter modification to the City's Financial Plan for the 1994 fiscal year which projects a balanced budget in accordance with GAAP for the 1994 fiscal year, after taking into account a discretionary transfer of $171 million in resources to the 1995 fiscal year. On July 8, 1994, the City submitted to the Control Board the Financial Plan for the 1995-1998 fiscal years, which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The Financial Plan is based on the City's expense and capital budgets for the City's 1995 fiscal year, which were adopted on June 23, 1994.

     The 1995-1998 Financial Plan projects revenues and expenditures for the 1995 fiscal year balanced in accordance with GAAP. The projections for the 1995 fiscal year reflect proposed actions to close a previously projected gap of approximately $2.3 billion for the 1995 fiscal year, which include City actions aggregating $1.9 billion, a $288 million increase in State actions over the 1994 and 1995 fiscal years, and a $200 million increase in Federal Assistance. The City actions include proposed agency actions aggregating $1.1 billion, including productivity savings; tax and fee enforcement initiatives; service reductions; and savings from the restructuring of City services. City actions also include savings of $45 million resulting from proposed tort reform, the projected transfer to the 1995 fiscal year of $171 million of the projected 1994 fiscal year surplus, savings of $200 million for employee health care costs, $51 million in reduced pension costs, savings of $225 million from refinancing City bonds and $65 million from the proposed sale of certain City assets. The proposed savings for employee health care costs are subject to collective bargaining negotiation with the City's unions. The proposed savings from tort reform will require the approval of the State Legislature and the $200 million increase in Federal assistance is subject to approval by Congress and the President.

     The Financial Plan also sets forth projections for the 1996 through 1998 fiscal years and outlines a proposed gap-closing program to close projected gaps of $1.5 billion, $2.0 billion and $2.4 billion for the 1996 through 1998 fiscal years, respectively, after successful implementation of the $2.3 billion gap-closing program for the 1995 fiscal year.

     The projections for the 1996 through 1998 fiscal years assume the extension by the State Legislature of the 14% personal income tax surcharge beyond calendar year 1995 and extension of the 12.5% personal income tax surcharge beyond calendar year 1996, resulting in combined revenues of $159 million, $633 million and $920 million in the 1996, 1997 and 1998 fiscal years, respectively. However, as part of the tax reduction program reflected in the Financial Plan, the City is proposing the elimination of the 12.5% personal income tax surcharge when it expires at a cost of $184 million in fiscal year 1997 and $455 million in fiscal year 1998. The proposed gap-closing actions include City actions aggregating $1.2 billion, $1.5 billion and $1.7 billion in the 1996 through 1998 fiscal years, respectively; $275 million, $375 million and $525 million in proposed additional State actions in the 1996 through 1998 fiscal years, respectively, primarily from the proposed State assumption of certain Medicaid costs; and $100 million and $200 million in proposed additional Federal assistance in the 1997 and 1998 fiscal years, respectively. The proposed additional City actions, a substantial number of which are unspecified, include additional spending reductions, the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives, labor productivity initiatives, and the proposed privatization of City sewage treatment plans. Certain of these initiatives may be subject to negotiation with the City's municipal unions. Various actions proposed in the Financial Plan for the 1996-1998 fiscal years, including the proposed state actions, are subject to approval by the Governor and the State Legislature, and the proposed increase in Federal assistance is subject to approval by Congress and the President. The State Legislature has in previous legislative sessions failed to approve certain of the City's proposals for the State assumption of certain Medicaid costs and mandate relief, thereby increasing the uncertainty as to the receipt of the State assistance included in the Financial Plan. In addition, the Financial Plan assumes the continuation of the current assumption with respect to wages for City employees and the assumed 9% earnings on pension fund assets affecting the City's pension fund contributions. Actual earnings on pension fund assets for the 1994 fiscal year are expected to be substantially below the 9% assumed rate, which will increase the City's future pension contributions. In addition, a review of the pension fund earnings assumptions is currently being conducted which could further increase the City's future pension contributions by a substantial amount.

     The City expects that tax revenue for the 1994 fiscal year will be approximately $65 million less than forecast in the 1994 Modification, primarily due to shortfalls in the personal income tax and sales tax, and that expenditures will be approximately $25 million greater than forecast. Accordingly, the $171 million of the projected surplus for the 1994 fiscal year, which is currently projected in the 1994 Modification and the Financial Plan to be transferred to the 1995 fiscal year, will decrease to $81 million. As a result, the City will reduce expenditures for the 1995 fiscal year to offset this decrease, which is expected to be reflected in the first quarter modification to the Financial Plan. In addition, the Financial Plan assumes that a special session of the State Legislature will enact, and the Governor will sign, State legislation relating to the proposed tort reform, which would save the City $45 million in payments for tort liability in fiscal year 1995, and certain anticipated improvements in fine and fee collections forecast to earn $25 million in City revenue in fiscal year 1995, and that the State Legislature will not enact proposed legislation mandating additional pension benefits for City retirees costing the City approximately $200 million annually. To address these and other possible contingencies, on July 25, 1994, the Mayor stated that he will reserve $250 million from authorized spending by City agencies in fiscal year 1995 by reserving a portion of the spending authorized by appropriation, and that he may require agencies to reduce spending by an additional $200 million in the 1995 fiscal year in addition to the existing general reserve of $150 million.

     The City's financial plans have been the subject of extensive public comment and criticism. On August 2, 1994 the City Comptroller issued a report on the Financial Plan. The City Comptroller stated that the total risk could be as much as $768 million to $968 million for the 1995 fiscal year, with substantially greater risks for the remaining years of the Financial Plan.

     On February 14, 1995, the Mayor released the Preliminary Budget for the City's 1996 fiscal year (commencing July 1, 1995), which addresses a projected $2.7 billion budget gap. Most of the gap-closing initiatives may be implemented only with the cooperation of the City's municipal unions, or the State or Federal governments.

     The 1995-1998 Financial Plan is based on numerous assumptions, including the continuing improvement in the City's and the region's economy and a modest employment recovery during calendar year 1994 and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1995-1998 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual increases assumed for the 1995 through 1998 fiscal years; continuation of the 9% interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City, including the proposed State takeover of certain Medicaid costs and State mandate relief; the ability of the New York City Health and Hospitals Corporation, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide Federal aid; approval of the proposed continuation of the personal income tax surcharge; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, and the success with which the City controls expenditures; savings for health care costs for City employees in the amounts projected in the Financial Plan; additional expenditures that may be incurred due to the requirements of certain legislation requiring minimum levels of funding for education; the impact on real estate tax revenues of the current weakness in the real estate market; the City's ability to market its securities successfully in the public credit markets; the level of funding required to comply with the Americans with Disabilities Act of 1990; and additional expenditures that may be incurred as a result of deterioration in the condition of the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

BORROWINGS AND RATINGS AGENCIES ACTIONS

     The City requires certain amounts of financing for seasonal and capital spending purposes. The City projects a need of $2.2 billion in seasonal financing for fiscal year 1995 which will be met with the proceeds of notes issued by the City. The City's capital financing program projects long-term financing requirements of approximately $17.8 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirements include expenditures for the City's water supply system, sewage and waste disposal systems, roads, bridges, mass transit, schools and housing.

     On February 11, 1991, Moody's lowered its rating of the City's general obligation bonds to Baa1 from A. The Baa1 rating has since been reaffirmed several times, with the most recent confirmation on November 15, 1993. Moody's has stated that audited results indicate a modest operating surplus for fiscal 1993, continuing the City's extended record of balancing annual operations as required by law. The City has achieved this performance despite continuing expenditure pressures and an unbudgeted increase in labor costs resulting from a collective bargaining settlement. Increased receipts of non-property taxes, savings in debt service costs, and reductions in hiring helped to offset the added expenditures. The City has used the 1993 surplus to prepay certain expenditures for fiscal 1994. The audit indicates that the surplus is somewhat larger than initially estimated, providing additional resources for the current year. The fiscal 1994 budget is nominally balanced, in part through reliance on one-shot revenues, but contains a number of risks. As in prior years, one-shot revenues represent a substantial portion of the plan to close a baseline gap estimated at over $2 billion. Although the use of one-shots is greater in this budget than in those of the prior two years, it is less than in fiscal 1990 or 1991. The gap-closing plan relies on additional State and Federal aid, the sale of property tax receivables, savings from debt refundings, and as-yet-unspecified expenditure reductions. Some of these measures are subject to a degree of uncertainty, as are certain other elements of the budget, and it is likely that further gaps will appear as the fiscal year progresses. The Financial Plan for fiscal 1995 and beyond shows an ongoing imbalance between the City's expenditures and revenues.

     S&P has rated the City's general obligation bonds A- since November 19, 1987. The most recent confirmation of the A- rating occurred on July 2, 1994. S&P has stated that maintenance of such rating depended upon the City making further progress towards reducing budget gaps in the outlying years. S&P has stated that the A- rating reflects a broad based economy that remains under recessionary stress, a relatively high debt burden, and a history of balanced financial operations. The outlook for future balanced budgets remains under stress based on projected deficits of $1.5 billion-$2.0 billion, current taxation levels and maintenance of spending programs. The City recently elected a new Mayor and Comptroller; it is too early to assess any policy changes that may result from the new leadership, although the Mayor-elect indicated that he would seek to dramatically reduce the City's work force and attempt to reduce the City's high tax burden. Given the City's current financial outlook, these goals are aggressive. The City still faces a potential budget gap of $300 million-$400 million for the current year, and the January 1994 financial plan is likely to give the first real indications of how the new Mayor will address the City's chronic budget imbalance.

     Such ratings reflect only the views of Moody's and S&P from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of such securities.

LOCALITIES OTHER THAN THE CITY OF NEW YORK

     Certain localities other than New York City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in projections of State revenues and expenditures in the State's 1994-95 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board of the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

     Moody's stated in its January 6, 1992 downgrade of certain State obligations that while such action did not directly affect the bond ratings of local governments in New York State, the impact of the State's fiscal stringency on local government bond ratings will be assessed on a case-by-case basis. With S&P's January 13, 1992 downgrade of certain State obligations, under S&P's minimum rating approach New York local school district debt will now carry a minimum rating of A- rather than A and school districts currently rated A were placed on CreditWatch with negative implications.

CERTAIN MUNICIPAL INDEBTEDNESS

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1992, the total indebtedness of all localities in the State was approximately $35.2 billion, of which $19.5 billion was debt of the City (excluding $5.5 billion in MAC debt); a small portion (approximately $71.6 million) of the $35.2 billion of indebtedness represents borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal years ending in 1992. Certain proposed federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

     In 1992, an unusually large number of local government units requested authorization for deficit financings. According to the Comptroller, ten local government units were authorized to issue deficit financing in the aggregate amount of $131.1 million, including Nassau County for $65 million in six-year deficit bonds and Suffolk County for $36 million in six-year deficit bonds. The current session of the Legislature may receive as many or more requests for deficit-financing authorizations as a result of deficits previously incurred by local governments. Although the Comptroller has indicated that the level of deficit financing requests in unprecedented, such developments are not expected to have a material adverse effect on the financial condition of the State.

LITIGATION

     The legal proceedings noted below involve State finances in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1994-95 fiscal year or thereafter.

     Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1994-95 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1994, the State reports its estimated liability for awarded and anticipated unfavorable judgments at $675 million. The State believes that the 1994-95 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1994-95 fiscal year.

     Although other litigation is pending against the State, except as described below, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     In addition to the proceedings noted below, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1994-95 fiscal year or thereafter.

ABANDONED PROPERTY LAW

     On May 31, 1988, the Supreme Court of the United States took jurisdiction of a claim of the State of Delaware that certain unclaimed dividends, interest and other distributions made by issuers of securities and held by New York-based brokers incorporated in Delaware, for beneficial owners who cannot be identified or located, had been, and were being, wrongfully taken by the State of New York pursuant to New York's Abandoned Property Law (State of Delaware v. State of New York, United States Supreme Court). Texas intervened, claiming a portion of such distributions and similar property taken by the State of New York from New York-based banks and depositories incorporated in Delaware. All other states and the District of Columbia moved to intervene. In a decision dated March 30, 1993, the United States Supreme Court granted all pending motions of the states and the District of Columbia to intervene and remanded the case to a Special Master for further proceedings consistent with the Court's decision. The Court determined that the abandoned property should be remitted first to the state of the beneficial owner's last known address, if ascertainable, and, if not, then to the state of incorporation of the intermediary bank, broker or depository. By agreement among New York, Delaware, Massachusetts and all other parties in the action, remaining claims have been settled. Pursuant to agreements executed by New York in the action, New York is required to make aggregate payments of $351.4 million, of which $90.3 million have been made. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year.

INSURANCE LAW

     Several cases challenge provisions of Section 2807-c of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial insurers and employee welfare benefit plans, and portions of Chapter 55 of the Laws of 1992 which require hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers and which require health maintenance organizations to remit to the State a surcharge of up to 9%. In The Travelers Insurance Company v. Cuomo, et al., commenced June 2, 1992, and The Health Insurance Association of America, et al. v. Chassin, et al., commenced July 20, 1992, both in the United States District Court for the Southern District of New York and consolidated, plaintiffs allege that the surcharges are preempted by Federal law. In that consolidated case, by order dated February 3, 1993, the District Court has granted plaintiffs' motion for summary judgment and has enjoined enforcement of the 13%, 11% and 9% surcharges. Defendants' appeal is pending in the United States Court of Appeals for the Second Circuit. In Matter of Hospital Association of New York State v. Chassin, et al. (Supreme Court, Albany County), by decision dated November 2, 1992 the Supreme Court upheld as constitutional the legislation which authorizes the 11% surcharge; plaintiff's appeal is pending in the Appellate Division, Third Department.

     In Trustees of and The Pension, Hospitalization Benefit Plan of the Electrical Industry, et al. v. Cuomo, et al., commenced November 25, 1992 in the United States District Court for the Eastern District of New York, plaintiff employee welfare benefit plans seek a declaratory judgment nullifying on the ground of Federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13% surcharge on inpatient bills paid by employee welfare benefit plans.

PUBLIC AUTHORITY FINANCING PROGRAMS

     In a proceeding commenced on August 6, 1991 (Schulz, et al. v. State of New York, et al., Supreme Court, Albany County), petitioners challenge the constitutionality of two bonding programs of the New York State Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991. Petitioners argue that cooperative highway contractual agreements and service contracts to be entered into by the State and the Thruway Authority in connection with the bonding programs constitute State debt and a gift or loan of State credit in violation of Sections 8 and 11 of Article VII and Section 5 of Article X of the State Constitution.

     In Schulz, et al. v. State of New York, et al., commenced May 24, 1993, Supreme Court, Albany County, petitioners challenged, among other things, the constitutionality of, and sought to enjoin, certain highway, bridge and mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority authorized by Chapter 56 of the Laws of 1993. Petitioners contend that the application of State tax receipts held in dedicated transportation funds to pay debt service on bonds of the Thruway Authority and of the Metropolitan Transportation Authority violated Sections 8 and 11 of Article VII and Section 5 of Article X of the State Constitution and due process provisions of the State and Federal Constitutions. On June 30, 1994, the Court of Appeals unanimously affirmed the rulings of the trial court and the Appellate Division in favor of the State and upheld the constitutionality of certain highway, bridge and mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority authorized by Chapter 56 of the Laws of 1993.

     In upholding the State's position, the Court of Appeals found that, because the State itself does not become "indebted" in financing arrangements with public authorities where the State's obligation to make payments is subject to appropriation, such as lease-purchase and contractual-obligation financing arrangements described in the State's Annual Information Statement, those financing arrangements do not constitute indebtedness of the State for purposes of the State constitutional limits on debt and are thus not required to be submitted to the voters for approval at a general election.

     Plaintiffs' motion for reargument before the Court of Appeals was denied on September 1, 1994. Plaintiffs' petition to the United States Supreme Court for a writ of certiorari was denied on January 23, 1995.

TAX LAW

     In American Telephone and Telegraph Company v. New York State Department of Taxation and Finance, commenced December 30, 1991 in Supreme Court, New York County, plaintiff challenged Tax Law ss.186-a(2a) as in violation of the Commerce Clause of the United States Constitution. That statute restricted a deduction from income of local access service fees to interstate and international revenues prior to apportionment to New York. Plaintiff alleged that the pre-apportionment deduction favored wholly intrastate long distance carriers over interstate long distance carriers. By opinion dated June 16, 1994, the Court of Appeals held Tax Law ss.186-a(2-a) to be unconstitutional and by decision dated September 1, 1994, the Court of Appeals denied defendant's motion for reargument.

     Aspects of petroleum business taxes are the subject of administrative claims and litigation (e.g., Tug Buster Bouchard, et al. v. Wetzlu, Supreme Court, Albany County, commenced November 13, 1992). In Tug Buster Bouchard, petitioner corporations, which purchase fuel out of State and consume such fuel within the State, contend that the assessment of the petroleum business tax pursuant to Tax Law ss.301 on such fuel violates the Commerce Clause of the United States Constitution. Petitioners contend that the application of section 301 to the interstate transaction but not to purchasers who purchase and consume fuel within the State discriminates against interstate commerce.

STATE PROGRAMS

     In Matter of New York State Health Facilities Association, Inc., et al. v. Azelrod, Supreme Court, Albany County, commenced 1990, petitioner nursing homes challenge regulations of the State Department of Health (10

NYCRR ss.86-2.10 (c) and (d)) which reduce base prices for the direct and indirect components of Medicaid reimbursement for rate years commencing 1989.

SHAREHOLDER SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
666 Fifth Avenue, New York, NY 10150-5130
Call Your Account Officer or (212) 974-0900 or (800) 285-1701

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200,
(212) 736-8170 in New York City

LANDMARK NATIONAL TAX FREE INCOME FUND
LANDMARK NEW YORK TAX FREE INCOME FUND

TRUSTEES AND OFFICERS
Philip W. Coolidge
  President*
H.B. Alvord
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong, Jr.
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY AND TREASURER
Thomas M. Lenz*

*Affiliated Person of Administrator and Distributor
---------------------------------------------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02100

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110
---------------------------------------------------------------------------